Exhibit 10.5

SIDE LETTER AGREEMENT
(to that certain Securities Purchase Agreement, dated as of August __, 2025)

This Side Letter Agreement (this “Side Letter”) is entered into as of [●], 2025 (the “Effective Date”) by and between Portage Biotech Inc., a company organized under the laws of the British Virgin Islands (the “Company”), and the undersigned purchaser identified on the signature page hereto (the “Investor”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in that certain Securities Purchase Agreement, dated as of August __, 2025, by and among the Company and the Investor (the “SPA”).

RECITALS

WHEREAS, pursuant to the SPA, Investor subscribed for and purchased [●] ordinary shares, no par value (the “Shares”), of the Company in exchange for the payment of [●] units of TON digital currency (“Investor TON”) (such purchase, the “Original Transaction”); and

WHEREAS, the parties wish to grant Investor a limited right, during the period set forth herein, to rescind the Original Transaction and require the Company to repurchase from Investor the TON paid in the Original Transaction in exchange for the return and cancellation of the Shares, all on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Put Option

1.1 Grant of Put Option. Subject to the terms and conditions of this Side Letter, the Company hereby irrevocably grants to Investor the right and option (the “Put Option”) to require the Company to repurchase from Investor, and the Company hereby agrees to repurchase, all of the Investor TON tendered by Investor in the Original Transaction, in exchange for the return of the Shares to the Company for cancellation.

1.2 Exercise Period. The Put Option may be exercised by Investor at any time and from time to time during the period commencing on the Closing Date (as defined in the SPA) and ending at 5:00 p.m. (New York City time) on [●] (the “Put Option Period”). The Put Option shall automatically terminate and be of no further force or effect with respect to any Shares or Investor TON that have not been the subject of a valid Exercise Notice (as defined below) received by the Company on or prior to the expiration of the Put Option Period.

2. Mechanics of Exercise

2.1 Exercise Notice. To exercise the Put Option, Investor shall deliver to the Company a written notice (an “Exercise Notice”) substantially in the form attached hereto as Exhibit A, executed by Investor, specifying (i) Investor’s election to exercise the Put Option, (ii) the number of Shares to be returned (which shall equal all of the Shares acquired in the Original Transaction), (iii) the blockchain wallet address from which the Company is authorized to return the Investor TON, and (iv) any other information reasonably requested by the Company to effect the transaction. The Exercise Notice must be delivered to the Company in accordance with the notice procedures set forth in the SPA.

2.2 Return of Shares. Promptly, and in any event within two (2) Business Days following Investor’s delivery of a valid Exercise Notice, Investor shall (i) instruct the Transfer Agent, or otherwise take all actions reasonably required, to transfer and deliver to the Company (or its designee) the Shares free and clear of all Liens, and (ii) provide customary medallion guarantee or stock power, if requested by the Transfer Agent.

2.3 Return of Investor TON.

(a) Delivery. Within two (2) Business Days after the later of (x) the Company’s receipt of a valid Exercise Notice and (y) the Company’s receipt of confirmation from the Transfer Agent that the Shares have been transferred to the Company’s account for cancellation, the Company shall deliver to Investor an amount of TON equal to the TON originally paid by Investor in connection with the Original Transaction. Such Investor TON shall be delivered to the wallet address designated by Investor in the Exercise Notice using the delivery procedures for Digital Currency set forth in Section 2.2(b)(iii) of the SPA.

(b) No Adjustment for Value. The amount of Investor TON to be delivered upon exercise of the Put Option shall be the exact number of Investor TON contributed by Investor in the Original Transaction, without regard to any increase or decrease in the value of TON or the Shares after the Closing Date.

2.4 Transfer Agent Instructions; Legend Removal. The Company shall deliver irrevocable written instructions to the Transfer Agent directing it to (i) cancel the returned Shares upon receipt, and (ii) update the Company’s share ledger to reflect such cancellation. Investor shall cooperate with the Company and the Transfer Agent to facilitate such cancellation.

2.5 Effect of Exercise. Upon completion of the steps set forth in this Section 2, (i) the Shares shall be cancelled and shall cease to be outstanding, and (ii) Investor shall have no further rights as a shareholder of the Company with respect to such Shares, other than the right to receive the Investor TON as provided herein. The parties agree that the rescission contemplated by this Side Letter shall be deemed to void ab initio the Original Transaction solely with respect to the Shares and Investor TON subject to the Put Option.

3. Representations; Covenants

3.1 SPA Representations. Each party hereby reaffirms, as of the date of each Exercise Notice, its respective representations, warranties and covenants contained in the SPA (as modified by any disclosure schedules thereto) as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

3.2 Survival; Incorporation by Reference. Sections 4.1 (Transfer Restrictions), 4.4 (Securities Laws Disclosure; Publicity), 4.6 (Non-Public Information), 4.8 (Indemnification of Purchasers), 5.4 (Notices), 5.9 (Governing Law), 5.11 (Execution) and 5.21 (Waiver of Jury Trial) of the SPA are hereby incorporated into this Side Letter mutatis mutandis as if set forth herein in full; provided that any reference therein to the “Transaction Documents” shall include this Side Letter.

4. Miscellaneous

4.1 No Other Amendments. Except as expressly set forth herein, the SPA and each other Transaction Document shall remain in full force and effect without modification.

4.2 Entire Agreement. This Side Letter, together with the SPA and the other Transaction Documents, constitutes the entire agreement of the parties with respect to the subject matter hereof.

4.3 Assignment. Neither this Side Letter nor any right or obligation hereunder may be assigned by either party without the prior written consent of the other party other than in the event that the assignment is included in a sale of substantially all of the assets of such party.

4.4 Counterparts; Electronic Signatures. This Side Letter may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Side Letter by facsimile, PDF or other electronic means shall be effective as delivery of a manually executed counterpart.

4.5 No Third-Party Beneficiaries. This Side Letter is intended for the benefit of the parties hereto and their respective successors and permitted assigns only and nothing herein, express or implied, shall give any other Person any legal or equitable right, remedy or claim under or with respect to this Side Letter.

PORTAGE BIOTECH INC.
By: _________________________________
Name:
Title:

INVESTOR:_________________________
(Print Name of Investor)

By: _________________________________
Name:
Title:

TON originally paid by Investor: [●] TON
Shares originally issued to Investor: [●] Shares

EXHIBIT A

FORM OF EXERCISE NOTICE

To: Portage Biotech Inc.

Reference is made to that certain Side Letter Agreement (the "Side Letter") dated as of [●], 2025, by and between Portage Biotech Inc. (the "Company") and the undersigned (the "Investor"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Side Letter.

This Exercise Notice must be delivered to the Company in accordance with the notice procedures set forth in the SPA.

Pursuant to Section 2.1 of the Side Letter, the undersigned Investor hereby exercises the Put Option with respect to all Shares acquired in the Original Transaction, as follows:

•	Investor Name: ________________________________
•	Date of Exercise Notice: ________________________
•	Wallet Address for Return of TON: _________________________________________
•	(If different from the original wallet address from which the Company received the TON, please indicate and provide all information required for KYC/AML verification as requested by the Company.)
•	Contact Email/Phone: ___________________________

The undersigned Investor hereby certifies, represents, and warrants that:

1.	The Investor is the sole legal and beneficial owner of the Shares to be returned, and such Shares are owned by the Investor free and clear of all liens, encumbrances, security interests, pledges, restrictions, and adverse claims of any kind, and will be delivered to the Company (or its designee) in accordance with the Side Letter.
2.	The wallet address provided below for the return of TON is either (a) the same wallet address from which the Company originally received the TON in the Original Transaction, or (b) if a different wallet address is provided, the Investor acknowledges and agrees that the Company may require the Investor (and/or the holder of such wallet) to complete a new round of KYC/AML procedures to the Company's satisfaction prior to any return of TON to such wallet address.

Please contact the undersigned at the above contact information to coordinate the return and cancellation of the Shares and the delivery of the TON.

_________________________________

Signature of Investor

Name: ________________________

Title (if applicable): ____________